Exhibit 99.1

AppLovin Announces Second Quarter 2025 Financial Results

PALO ALTO – August 6, 2025 – AppLovin Corporation (NASDAQ: APP) (“AppLovin”), a leading marketing platform, today announced financial results for the quarter ended June 30, 2025 and posted a financial update on its Investor Relations website located at https://investors.applovin.com.

Second Quarter 2025 Financial Highlights:

(In millions, except percentages)	Quarter Ended June 30,			Six Months Ended June 30,
	2025	2024	% Change	2025	2024	% Change
Revenue	$1,259	$711	77%	$2,418	$1,389	74%
Net Income	$820	$310	164%	$1,396	$546	156%
Net Income from Continuing Operations	$772	$301	156%	$1,495	$560	167%
Adjusted EBITDA	$1,018	$511	99%	$1,956	$995	97%

Additional Financial Highlights:

●Net cash from operating activities was $772 million and Free Cash Flow was $768 million for the second quarter 2025.
●During the second quarter 2025, we repurchased and withheld 0.9 million shares of our Class A common stock, for a total cost of $341 million1. At the end of 2Q 2025, we had 339 million shares of our Class A and Class B common stock outstanding.
●On June 30, 2025 we completed the sale of our Apps business to Tripledot Studios for $400 million in cash, subject to closing adjustments, and equity consideration representing approximately 20% of Tripledot’s fully-diluted equity at the time of closing. No promissory note was issued as part of the transaction. Results related to our Apps business are presented as discontinued operations in our financial statements.

Third Quarter 2025 Financial Guidance Summary:2

(In millions, except percentages)	3Q25
	Low	High
Revenue	$1,320	$1,340
Adjusted EBITDA	$1,070	$1,090
Adjusted EBITDA margin	81%	81%

1Includes repurchased shares as well as withholdings upon net share settlement of vested equity awards. Total cost includes repurchase costs, including commissions and fees, as well as cash paid in connection with tax withholding and remittance obligations upon net share settlement
2 We have not provided the forward-looking GAAP equivalents for forward-looking non-GAAP metrics, specifically Adjusted EBITDA and Adjusted EBITDA margin, or a GAAP reconciliation as a result of the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense. Accordingly, a reconciliation of these non-GAAP guidance metrics to their corresponding GAAP equivalents is not available without unreasonable effort. However, it is important to note that material changes to reconciling items could have a significant effect on future GAAP results. We have provided historical reconciliations of GAAP to non-GAAP metrics in tables at the end of this letter.

Webcast and Conference Call
AppLovin will host a webinar today at 2:00 PM PT / 5:00 PM ET, during which management will discuss the Company’s second quarter 2025 results and provide commentary on its business performance. A question-and-answer session will follow the prepared remarks.

The webinar may be accessed on the Company’s investor relations website or via webinar registration. A replay of the webinar will also be available under the Events & Presentations section of our Investor Relations website.

About AppLovin
AppLovin makes technologies that help businesses of every size connect to their ideal customers. The company provides end-to-end software and AI solutions for businesses to reach, monetize and grow their global audiences. For more information about AppLovin, visit: www.applovin.com.

Contacts

Investors David Hsiao ir@applovin.com	Press Emelyne Interior press@applovin.com

Source: AppLovin Corp.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “going to,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, priorities, plans, or intentions. Forward-looking statements in this press release include our expected financial results and guidance. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties, including changes in our plans or assumptions, which could cause actual results to differ materially from those projected. These risks include our inability to forecast our business effectively, the macroeconomic environment, fluctuations in our results of operations, our ability to execute on our operational and financial priorities, our ability to scale our business to support new users, the competitive advertising ecosystem, and our inability to adapt to emerging technologies and business models. The forward-looking statements contained in this letter are also subject to other risks and uncertainties, including those more fully described in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2025. The forward-looking statements in this press release are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law.

Non-GAAP Financial Measures
To supplement our financial information presented in accordance with generally accepted accounting principles in the United States (“GAAP”), this shareholder letter includes certain financial measures that are not prepared in accordance with GAAP, including Adjusted EBITDA, Adjusted EBITDA margin, and Free Cash Flow. A reconciliation of each such non-GAAP financial measure to the most directly comparable GAAP measure can be found below.
We define Adjusted EBITDA for a particular period as net income adjusted for loss (income) from discontinued operations, net of income taxes, interest expense, other (income) expense, net (excluding certain recurring items), provision for income taxes, amortization, depreciation and write-offs and as further adjusted for non-operating foreign exchange (gain) loss, stock-based compensation, transaction-related expense, restructuring costs, as well as certain other items that we believe are not reflective of our core operating performance. We define Adjusted EBITDA margin as Adjusted EBITDA divided by revenue for the same period.

We define Free Cash Flow as net cash provided by operating activities less purchases of property and equipment and principal payments on finance leases. We subtract both purchases of property and equipment and payment of finance leases in our calculation of Free Cash Flow because we believe these items represent our ongoing requirements for property and equipment to support our business, regardless of whether we utilize a finance lease to obtain such property or equipment.

We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations and operating performance, as they are similar to measures reported by our public competitors and are regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects.

Adjusted EBITDA and Adjusted EBITDA margin are key measures we use to assess our financial performance and are also used for internal planning and forecasting purposes. We believe Adjusted EBITDA and Adjusted EBITDA margin are helpful to investors, analysts, and other interested parties because they can assist in providing a more consistent and comparable overview of our operations across our historical financial periods. We use Adjusted EBITDA and Adjusted EBITDA margin in conjunction with GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance. We use Free Cash Flow in addition to GAAP measures to help manage our business and prepare budgets and annual planning, and we believe Free Cash Flow provides useful supplemental information to help investors understand underlying trends in our business and our liquidity.

These measures have certain limitations in that they do not include the impact of certain expenses that are reflected in our consolidated statement of operations that are necessary to run our business. Free Cash Flow reflects cash flows from both of continuing and discontinued operations. Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, our non-GAAP financial measures should be considered in addition to, not as substitutes for, or in isolation from, measures prepared in accordance with GAAP.

AppLovin Corporation
Condensed Consolidated Balance Sheets
(In thousands, except share and per share data)
(Unaudited)

	June 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$1,192,608	$697,030
Accounts receivable, net	1,581,679	1,283,335
Prepaid expenses and other current assets	218,402	140,470
Current assets of discontinued operations	—	191,355
Total current assets	2,992,689	2,312,190
Property and equipment, net	129,600	159,970
Goodwill	1,539,301	1,457,685
Intangible assets, net	448,179	472,851
Other non-current assets	849,728	529,314
Non-current assets of discontinued operations	—	937,249
Total assets	$5,959,497	$5,869,259
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$553,692	$504,302
Accrued and other current liabilities	495,218	379,004
Deferred revenue	44,975	37,053
Current liabilities of discontinued operations	—	137,113
Total current liabilities	1,093,885	1,057,472
Long-term debt	3,510,958	3,508,983
Other non-current liabilities	187,527	211,572
Non-current liabilities of discontinued operations	—	1,414
Total liabilities	4,792,370	4,779,441
Stockholders’ equity:
Preferred stock, $0.00003 par value—100,000,000 shares authorized, no shares issued and outstanding as of June 30, 2025 and December 31, 2024	—	—
Class A, Class B, and Class C Common Stock, $0.00003 par value—1,850,000,000 (Class A 1,500,000,000, Class B 200,000,000, Class C 150,000,000) shares authorized, 338,782,503 (Class A 308,168,962, Class B 30,613,541, Class C nil) and 340,041,739 (Class A 309,353,198, Class B 30,688,541, Class C nil) shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	11	11
Additional paid-in capital	448,899	593,699
Accumulated other comprehensive loss	(5,149)	(103,096)
Retained earnings	723,366	599,204
Total stockholders’ equity	1,167,127	1,089,818
Total liabilities and stockholders’ equity	$5,959,497	$5,869,259

AppLovin Corporation
Condensed Consolidated Statements of Operations
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue	$1,258,754	$711,015	$2,417,728	$1,389,385
Costs and expenses:
Cost of revenue	155,076	121,759	306,756	246,301
Sales and marketing	46,917	66,965	106,300	127,875
Research and development	44,032	99,123	100,438	188,071
General and administrative	55,047	38,746	106,570	78,815
Total costs and expenses	301,072	326,593	620,064	641,062
Income from operations	957,682	384,422	1,797,664	748,323
Other income (expense):
Interest expense	(51,409)	(74,418)	(104,297)	(148,343)
Other income (expense), net	(22,269)	7,872	(14,757)	9,506
Total other expense, net	(73,678)	(66,546)	(119,054)	(138,837)
Income before income taxes	884,004	317,876	1,678,610	609,486
Provision for income taxes	112,148	16,894	183,216	49,147
Net income from continuing operations	771,856	300,982	1,495,394	560,339
Income (loss) from discontinued operations, net of income taxes	47,675	8,987	(99,444)	(14,187)
Net income	$819,531	$309,969	$1,395,950	$546,152

Net income (loss) per share attributed to Class A and Class B common stockholders - Basic:
Continuing operations	$2.28	$0.90	$4.41	$1.66
Discontinued operations	0.14	0.02	(0.30)	(0.04)
Basic net income per share	$2.42	$0.92	$4.11	$1.62

Net income (loss) per share attributed to Class A and Class B common stockholders - Diluted:
Continuing operations	$2.26	$0.86	$4.35	$1.60
Discontinued operations	0.13	0.03	(0.29)	(0.04)
Diluted net income per share	$2.39	$0.89	$4.06	$1.56

Weighted-average common shares used to compute net income (loss) per share attributable to Class A and Class B common stockholders:
Basic	338,617,184	335,681,788	339,223,841	335,785,864
Diluted	342,194,433	347,964,201	343,528,576	348,327,848

AppLovin Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2025	2024
Operating Activities
Net income	$1,395,950	$546,152
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization, depreciation and write-offs	126,940	221,208
Goodwill impairment	188,943	—
Stock-based compensation, excluding cash-settled awards	97,026	193,977
Gain on divestiture, net of transaction costs	(106,229)	—
Other	41,617	10,300
Changes in operating assets and liabilities:
Accounts receivable	(291,551)	(125,185)
Prepaid expenses and other assets	20,691	26,161
Accounts payable	39,040	15,453
Accrued and other liabilities	91,511	(40,760)
Net cash provided by operating activities	1,603,938	847,306
Investing Activities
Proceeds from divestiture, net of cash divested	424,702	—
Purchase of non-marketable equity securities	(18,678)	(76,333)
Other investing activities	(27,140)	(23,658)
Net cash provided by (used in) investing activities	378,884	(99,991)
Financing Activities
Repurchases of common stock	(1,272,429)	(752,224)
Payment of withholding taxes related to net share settlement	(256,650)	(436,480)
Principal repayments of debt	(200,000)	(677,863)
Payments of licensed asset obligation	(13,532)	—
Proceeds from issuance of debt	200,000	1,072,330
Proceeds from issuance of common stock upon exercise of stock options and purchase of ESPP shares	14,824	19,098
Other financing activities	(11,807)	(10,473)
Net cash used in financing activities	(1,539,594)	(785,612)
Effect of foreign exchange rate on cash and cash equivalents	7,969	(3,406)
Net increase (decrease) in cash and cash equivalents, including cash classified within current assets of discontinued operations	451,197	(41,703)
Less: net (decrease) in cash classified within current assets of discontinued operations	(44,381)	—
Net increase (decrease) in cash and cash equivalents	495,578	(41,703)
Cash and cash equivalents at beginning of the period	697,030	502,152
Cash and cash equivalents at end of the period	$1,192,608	$460,449

AppLovin Corporation
Reconciliation of Net Cash Provided By Operating Activities to Free Cash Flow
(In thousands)

The following table provides a reconciliation of net cash provided by operating activities to Free Cash Flow for the periods presented:

	Three Months Ended June 30,
	2025		2024
Net cash provided by operating activities	$772,226		$454,527
Less:
Purchase of property and equipment	(42)		(3,928)
Principal payments of finance leases	(4,121)		(5,089)
Free Cash Flow	$768,063		$445,510
Net cash provided by (used in) investing activities	$401,548	$—	$(68,356)
Net cash used in financing activities	$(537,377)		$(361,000)

AppLovin Corporation
Reconciliation of Net Income to Adjusted EBITDA
(In thousands, except percentages)

The following table provides our Adjusted EBITDA and Adjusted EBITDA Margin and a reconciliation of Net Income to Adjusted EBITDA for the periods presented:

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue	$1,258,754	$711,015	$2,417,728	$1,389,385
Net income	819,531	309,969	1,395,950	546,152
Net margin	65%	44%	58%	39%
Loss (income) from discontinued operations, net of income taxes	(47,675)	(8,987)	99,444	14,187
Net income from continuing operations	771,856	300,982	1,495,394	560,339
Net margin from continuing operations	61%	42%	62%	40%
Adjusted as follows:
Interest expense	$51,409	$74,418	$104,297	$148,343
Other (income) expense, net	12,798	(8,763)	4,154	(11,777)
Provision for income taxes	112,148	16,894	183,216	49,147
Amortization, depreciation and write-offs	31,064	31,242	63,010	62,159
Non-operating foreign exchange (gain) loss	(1,210)	412	(1,530)	1,411
Stock-based compensation	34,552	93,559	93,667	182,503
Transaction-related expense	5,097	485	9,680	854
Restructuring costs	633	1,936	4,231	1,936
Total adjustments	246,491	210,183	460,725	434,576
Adjusted EBITDA	$1,018,347	$511,165	$1,956,119	$994,915
Adjusted EBITDA margin	81%	72%	81%	72%